UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   February 23, 2006
                                                   -----------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                  1-12289                 13-3542736
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 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)

         11200 Richmond, Suite 400, Houston, Texas                77082
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         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code  (281) 899-4800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

           On February 22, 2006, SEACOR Holdings Inc. announced that its Board of Directors has authorized the repurchase of up to $50.0 million of its securities and securities issued by its subsidiary, Seabulk International, Inc., pursuant to its longstanding securities repurchase program. SEACOR has no current intention to repurchase any of Seabulk's 9-1/2% Senior Notes due 2013 and will not repurchase or make any offers to repurchase any of these notes during the pendency of the current consent solicitation with respect to these notes, which is scheduled to expire on February 28, 2006. The press release announcing the securities repurchase authorization is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


(d)      Exhibits.

Exhibit No.      Description
-----------      -----------

  99.1           Press Release of SEACOR Holdings Inc., dated February 22, 2006






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEACOR Holdings Inc.


                                    By:  /s/ Richard Ryan
                                         ---------------------------------------
                                         Name:  Richard Ryan
                                         Title: Senior Vice President and Chief
                                                Financial Officer

Date:  February 23, 2006






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
                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

  99.1            Press Release of SEACOR Holdings Inc. dated February 22, 2006

















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